Legg Mason Classic Valuation Fund Investment Commentary and Quarterly Report to Shareholders June 30, 2007

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	8

ii Investment Commentary

Legg Mason Classic Valuation Fund

Total returns for the Fund for various periods ended June 30, 2007, are presented below, along with those of some comparative indices:

Average Annual Total Returns
	Second Quarter 2007	One Year	Three Years	Five Years	Since InceptionA
Classic Valuation Fund:
Primary Class	+8.10%	+23.67%	+14.02%	+10.46%	+7.67%
Institutional Class	+8.57%	+24.91%	+15.18%	+11.58%	+7.34%
S&P 500 Stock Composite IndexB	+6.96%	+20.59%	+11.68%	+10.71%	+2.95%
Russell 1000 Value IndexC	+6.23%	+21.87%	+15.93%	+13.31%	+7.90%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Primary Class and the Institutional Class were 2.17% and 1.41% respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007, and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until February 29, 2008 to limit total annual operating expenses to 1.95% for the Primary Class and 0.95% for the Institutional Class of the Fund’s average daily net assets attributable to each share class.

A

The Fund’s Primary Class inception date is November 8, 1999. The Institutional Class inception date is July 13, 2001. Index returns are for periods beginning October 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

C	Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

2nd Quarter Market Overview

Following a muted start to 2007, the market broke out in the second quarter in spite of notable headwinds pressuring the economy. All major U.S. indexes ended the quarter higher. The resiliency in corporate earnings continues to surprise many investors. We credit the number of companies instituting sizable share buyback programs, which has helped fuel earnings growth and stands as one of the more favored means of creating shareholder value.

It is not unheard of to have the stock market’s direction proceed in a counterintuitive manner. That the market can surprise is actually a regularly confounding feature. The residential real estate slowdown shows no signs of bottoming and the implications for consumer confidence and spending loom large. Fueling the last innings of frenzy (especially in some localities) were various types of aggressive mortgage financing and these practices are coming home to roost. In our view, the broader risk to this market is the potential for further spillover into the financial system, which either troubles a significant institution or unsettles the whole credit market. We would add the persistently high price of oil, inflationary concerns, Iraq, Israel and terrorism to the list of obstacles the market confronts, but as observed, has shrugged off.

2nd Quarter Fund Performance Overview

The Fund more than participated in the second quarter rally, outpacing the Russell 1000 Value IndexC by a notable margin. All sectors generated positive returns with strong performance in energy, financials, and information technology. Energy ended the quarter as the largest contributor to performance. Our positions in Transocean Inc., Tidewater Inc. and ConocoPhillips posted solid double-digit gains. We have long viewed the group as considerably undervalued despite the shares breaking through to new highs. The oil service industry is well positioned and escalating oil prices prompts demand for drillers and oil rigs, which continue to outweigh supply. As such, day rates now command a much deserved premium as long-term contracts are signed at record levels. As these contracts are extended out for many years, greater visibility into a sustained level of future earnings and cash flow is gained. Yet despite sound fundamentals, both Transocean and Tidewater trade on inexpensive valuations while generating high levels of free cash flow utilized for share repurchases. Higher oil prices helped push the shares of ConocoPhillips higher during the quarter. Most recently, the company rewarded investors with a significant increase in the share repurchase plan on the heels of strong profits.

Our exposure in financials contributed to performance. While many of the banks and brokers took a much needed breather during the quarter, the insurers helped push the group higher. In particular, Axis Capital Holdings Ltd., Conseco Inc. and Allianz SE-ADR aided returns in the face of a soft environment as their management teams seek to restructure operations, improve margins and increase focus on organic growth.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

Nokia Oyj-ADR, Intel Corp. and Dell Inc. were positive contributors to performance in information technology. The market applauded Nokia’s share gains and ability to maintain margins. Additionally, emerging markets have been presenting an attractive growth opportunity for the company. We believe Dell is in the midst of a turnaround with entrepreneur Michael Dell back at the helm. The stock moved higher as expense reductions and efforts aimed at pursuing new outlets for revenue growth are currently underway and should help restore the business.

As mentioned, all sectors posted positive results in the quarter. On a relative basis, industrials underperformed by a small margin. While the four stocks we own in the group traded higher, performance still fell short of the Russell 1000 Value Index. Names contributing the least within the sector include Southwest Airlines Co. and Masco Corp. Southwest holds one of the best balance sheets in the industry and a largely owned portfolio of aircrafts. At the recent analyst day, the company announced a reduction in its growth expectations and rationalization of certain routes currently not achieving a deemed level of profitability. We expect yields to benefit considerably from the announcement and the higher level of free cash flow from reduced capital spending to result in additional share buybacks. Masco is suffering from soft construction and lower spending on the heels of a weakening housing market. We believe its low valuation should provide minimal downside risk for the name.

The weakest performing stock during the second quarter was Seagate Technology. The shares fell after the company disappointed Wall Street with weak guidance. Lower demand for high-end desktop and server disk drives and falling prices appear to be the main challenges facing the company. Although near-term fundamentals are susceptible to hiccups, the company remains a dominant player in the global disk drive industry and we think an inexpensive valuation provides downside risk protection in the name.

Market Outlook and Portfolio Positioning

No major sector changes have been made in the Fund’s portfolio. While we remain bullish on the market, cash levels in the Fund have drifted higher as recent sales have outweighed purchases.

We’ve recently taken profits in names such as McDonalds and Merck, which were originally purchased when conventional wisdom said the stocks were damaged goods and valuations were flirting with historic lows. As the companies (and shares) have been rehabilitated, valuations have naturally followed suit and are no longer attractive to us. Recent additions to the Fund are similarly trading well off their highs and at modest valuations.

Scott Kuensell, CFA

July 23, 2007

DJIA: 13,943.42

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary v

All investments involve risk, including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Classic Valuation Fund and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Classic Valuation Fund or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Classic Valuation Fund’s quarterly report for the three months ended June 30, 2007. Total returns for various periods ended June 30, 2007 are:

Total Returns
	3 Months	12 Months

Classic Valuation Fund:
Primary Class	+8.10%	+23.67%
Institutional Class	+8.57%	+24.91%
S&P 500 Stock Composite IndexA	+6.96%	+20.59%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the differences between the Fund share classes included in this report, contact your financial advisor.

Since June 30, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

The Board of Directors recently approved a long-term capital gain distribution of $0.7797 per share to shareholders of Classic Valuation, payable on June 22, 2007, to shareholders of record on June 20, 2007.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

/s/ Mark R. Fetting
Mark R. Fetting
President

July 23, 2007

Quarterly Report to Shareholders

Performance Information

Legg Mason Classic Valuation Fund

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+23.67%	+23.67%
Five Years	+64.47%	+10.46%
Life of Class*	+75.92%	+7.67%

*	Inception date — November 8, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning October 31, 1999.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+24.91%	+24.91%
Five Years	+72.93%	+11.58%
Life of Class*	+52.54%	+7.34%

*	Inception date — July 13, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 2001.

Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2007)

Security	% of Net Assets

Toyota Motor Corp. – ADR	4.2%
Comcast Corp. – Class A	4.2%
International Business Machines Corp.	3.4%
ConocoPhillips	3.3%
Intel Corp.	3.0%
Seagate Technology	3.0%
Citigroup Inc.	2.9%
Wal-Mart Stores Inc.	2.8%
Southwest Airlines Co.	2.8%
Marsh and McLennan Cos. Inc.	2.7%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at anytime.

Quarterly Report to Shareholders

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2007E
1. Reliant Energy Inc.	+32.6%
2. Transocean Inc.	+29.7%
3. KBR Inc.	+28.9%
4. Nokia Oyj — ADR	+25.4%
5. Intel Corp.	+24.7%
6. Dell Inc.	+23.0%
7. Tidewater Inc.	+21.3%
8. Conseco Inc.	+20.8%
9. Axis Capital Holdings Ltd.	+20.6%
10. Alcoa Inc.	+20.1%

Weakest performers for the quarter ended June 30, 2007E
1. Toll Brothers Inc.	-8.8%
2. Seagate Technology	-6.1%
3. Wachovia Corp.	-6.0%
4. Bank of America Corp.	-3.1%
5. The Dow Chemical Co.	-2.7%
6. Toyota Motor Corp. — ADR	-1.8%
7. Nortel Networks Corp.	+0.0%
8. The Walt Disney Co.	+0.5%
9. Citigroup Inc.	+0.9%
10. Tenet Healthcare Corp.	+1.2%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Applied Materials Inc.	McDonald’s Corp.
Fifth Third Bancorp	Merck and Co. Inc.
Tiffany and Co.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Classic Valuation Fund

June 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 94.0%
Consumer Discretionary — 12.0%
Automobiles — 4.2%
Toyota Motor Corp. — ADR	35	$4,406

Household Durables — 0.8%
Toll Brothers Inc.	34	839	A

Media — 5.6%
Comcast Corp. — Class A	155	4,353	A
The Walt Disney Co.	43	1,451

		5,804

Specialty Retail — 1.4%
The Home Depot Inc.	37	1,460

Consumer Staples — 7.6%
Food and Staples Retailing — 2.9%
Wal-Mart Stores Inc.	62	2,983

Food Products — 4.7%
Del Monte Foods Co.	194	2,360
Smithfield Foods Inc.	83	2,568	A

		4,928

Energy — 10.3%
Energy Equipment and Services — 3.8%
Tidewater Inc.	34	2,424
Transocean Inc.	15	1,568	A

		3,992

	Shares/Par	Value

Energy — Continued
Oil, Gas and Consumable Fuels — 6.5%
Arch Coal Inc.	44	$1,538
ConocoPhillips	44	3,481
The Williams Cos. Inc.	55	1,727

		6,746

Financials — 25.6%
Capital Markets — 6.3%
Merrill Lynch and Co. Inc.	24	2,040
Morgan Stanley	26	2,164
The Goldman Sachs Group Inc.	11	2,384

		6,588

Commercial Banks — 1.9%
Fifth Third Bancorp	39	1,555
Wachovia Corp.	10	507

		2,062

Diversified Financial Services — 3.8%
Bank of America Corp.	19	904
Citigroup Inc.	60	3,067

		3,971

Insurance — 12.1%
Allianz SE — ADR	68	1,580
American International Group Inc.	29	2,024
Aon Corp.	33	1,406
Axis Capital Holdings Ltd.	61	2,476
Conseco Inc.	111	2,323	A
Marsh and McLennan Cos. Inc.	93	2,856

		12,665

Thrifts and Mortgage Finance — 1.5%
Countrywide Financial Corp.	43	1,556

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Health Care — 8.4%
Health Care Equipment and Supplies — 2.6%
Boston Scientific Corp.	175	$2,677	A

Health Care Providers and Services — 1.3%
Tenet Healthcare Corp.	214	1,392	A

Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	79	2,506
Pfizer Inc.	89	2,263

		4,769

Industrials — 8.0%
Airlines — 2.8%
Southwest Airlines Co.	198	2,952

Building Products — 1.7%
Masco Corp.	63	1,797

Construction and Engineering — 1.1%
KBR Inc.	45	1,191	A

Machinery — 2.4%
Caterpillar Inc.	32	2,466

Information Technology — 16.2%
Communications Equipment — 4.2%
Nokia Oyj — ADR	81	2,285
Nortel Networks Corp.	87	2,095	A

		4,380

	Shares/Par	Value

Information Technology — Continued
Computers and Peripherals — 8.0%
Dell Inc.	60	$1,705	A
International Business Machines Corp.	34	3,589
Seagate Technology	143	3,102

		8,396

Semiconductors and Semiconductor Equipment — 4.0%
Applied Materials Inc.	54	1,071
Intel Corp.	131	3,120

		4,191

Materials — 4.2%
Chemicals — 2.5%
E.I. du Pont de Nemours and Co.	30	1,540
The Dow Chemical Co.	23	1,022

		2,562

Metals and Mining — 1.7%
Alcoa Inc.	44	1,795

Utilities — 1.7%
Electric Utilities — 0.7%
Reliant Energy Inc.	29	771	A

Independent Power Producers and Energy Traders — 1.0%
Dynegy Inc.	111	1,049	A

Total Common Stocks and Equity Interests
(Cost — $79,780)		98,388

Portfolio of Investments — Continued

Legg Mason Classic Valuation Fund — Continued

	Shares/Par	Value

Repurchase Agreements — 7.0%

Bank of America
5.22%, dated 6/29/07, to be repurchased at $3,661 on 7/2/07 (Collateral: $3,800 Fannie Mae Discount note, 0%, due 10/26/07, value $3,732)	$3,659	$3,659
Goldman Sachs & Co.
5.23%, dated 6/29/07, to be repurchased at $3,661 on 7/2/07 (Collateral: $4,101 Fannie Mae mortage-backed securities, 4.50%, due 8/1/35, value $3,742)	3,659	3,659

Total Repurchase Agreements (Cost — $7,318)		7,318

Total Investments — 101.0% (Cost — $87,098)B		105,706
Other Assets Less Liabilities — (1.0)%		(1,017)

Net Assets — 100.0%		$104,689

Net Asset Value Per Share:
Primary Class		$15.60

Institutional Class		$16.67

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$21,474
Gross unrealized depreciation	$(2,866)

Net unrealized appreciation/ (depreciation)	$18,608

ADR — American Depository Receipt

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Adviser

Brandywine Global Investment Management LLC

Philadelphia, PA

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Funds Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust Global Income Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

Taxable Bond Funds
Core Bond Fund Investment Grade Income Portfolio Limited Duration Bond Portfolio Tax-Free Bond Funds Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary